Supplement dated September 27, 2010
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2010

(as supplemented on March 17, 2010, May 3, 2010,
May 19, 2010, May 27, 2010, June 16, 2010, July 12, 2010,
August 10, 2010, and September 16, 2010)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

On page 1, add the following to the end of the second paragraph:
You should read this SAI for Class P together with the Fund's prospectus dated September 27,
2010 for Class P.

On page 1, add Class P to the list of share classes in last sentence on the page.

On pages 2-3, add the following to the ticker symbol table:

Fund Name	Class P
Diversified International	PDIPX
Equity Income	PEQPX
Global Diversified Income	PGDPX
Government & High Quality Bond	PGSPX
High Yield	PYHPX
Income	PIMPX
International Emerging Markets	PIEPX
LargeCap Growth	PGLPX
MidCap Blend	PMCPX
Preferred Securities	PPSPX
Principal Capital Appreciation	PCFPX
Real Estate Securities	PIRPX
Short-Term Income	PSTPX

FUND HISTORY
On page 6, add a column with “P” as the column heading, and add an “X” to the P column for the following Funds: Diversified International, Equity Income, Global Diversified Income, Government
& High Quality Bond, High Yield, Income, International Emerging Markets, LargeCap Growth,
MidCap Blend, Preferred Securities, Principal Capital Appreciation, Real Estate Securities, and
Short-Term Income.

INVESTMENT ADVISORY AND OTHER SERVICES
On page 103, add class P to the list of share classes listed in the sentence that begins with
“Principal Shareholder Services, Inc.”

On the middle of page 105, add the following:
In addition, Principal has contractually agreed to limit the expenses identified as “Other
Expenses” and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2012. The expense limit will maintain “Other
Expenses” (expressed as a percent of average net assets on an annualized basis) not to exceed
0.20% for the following Funds: Diversified International, Equity Income, Global Diversified
Income, Government & High Quality Bond, High Yield, Income, International Emerging Markets,
LargeCap Growth, MidCap Blend, Preferred Securities, Principal Capital Appreciation, Real
Estate Securities, and Short-Term Income.

MULTIPLE CLASS STRUCTURE
On page 116, add Class P to the list of share classes at the end of the first paragraph in this section.

On page 117, add Class P to the list of share classes in the first sentence on the page.

On page 117, add the following to the end of the first paragraph:
Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds.

On page 120, delete the heading and first sentence in the section that begins “Transfer Agency
Agreement” and substitute:
Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, Class J, Class P,
Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100
Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B,
Class C, Class J, Class P, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares.

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries
On page 121, in the first paragraph in this section, add the following to the end of the third sentence: as Other Expenses.

On page 121, delete the second paragraph in this section and substitute:
The Fund will pay, or reimburse Principal or its affiliates, for such fees payable to intermediaries.
Such payments by the Fund in any given year may vary. In connection with Institutional Class shares and Class P shares, such payments by the Fund will generally not exceed: (a) 0.10% of the current year's sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.

PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
On page 150, add Class P to the list of share classes in the in the second sentence of the second paragraph.